Exhibit (j)(1)

                          INDEPENDENT AUDITORS' CONSENT


The Board of Trustees of Pilgrim Funds Trust:

We consent to the use of our report incorporated herein by reference and to the references to our firm under the heading "Independent Auditors" in the statement of additional information.




                                        /s/ KPMG LLP

Los Angeles, California
November 8, 2001